[GRAPHIC OMITTED]


                       CAPITAL ALLIANCE INCOME TRUST LTD.,

                         A REAL ESTATE INVESTMENT TRUST



                            NOTICE OF ANNUAL MEETING,
                         PROXY STATEMENT AND PROXY CARD

                                       FOR

                       1999 ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 17, 1999

                       Capital Alliance Income Trust Ltd.,
                         A Real Estate Investment Trust
--------------------------------------------------------------------------------
50 California Street, Suite 2020 - San Francisco, California 94111
415/288-9575 - Fax: 415/288-9590







                                                     May 13, 1999



Dear Fellow Shareholders:

RE:      Annual Meeting of Shareholders - Request for Proxies
         ----------------------------------------------------

You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Capital Alliance Income Trust Ltd. (the "Trust") which is scheduled for Thursday, June 17, 1999 and is to be held in the Trust's offices at 50 California Street, Suite 2020, San Francisco, California, 94111. Enclosed is a Notice to Shareholders of Annual Meeting, a Proxy Statement describing the business to be transacted, and a form of proxy for your use in voting at the meeting, and the Trust's Annual Report.

At the Annual  Meeting you will be asked (i) to elect one director of the Trust;
(ii) to approve the extension of the Trust's Management Agreement; (iii) to ratify the selection of Novogradac & Company LLP as the independent auditors for the Trust for 1999, and (iv) to act on such other business as may properly come before the meeting or any adjournment thereof.

================================================================================
                             YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT YOU COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND WISH TO WITHDRAW YOUR PROXY, YOU MAY VOTE IN PERSON AND YOUR PROXY WILL BE WITHDRAWN.
================================================================================


Your prompt response would be most appreciated.

                                     Very truly yours,



                                    Thomas B. Swartz
                                    Chairman and Chief Executive Officer

                       Capital Alliance Income Trust Ltd.,
                         A Real Estate Investment Trust,
                             A Delaware Corporation
--------------------------------------------------------------------------------

                            NOTICE TO SHAREHOLDERS OF
                   ANNUAL MEETING TO BE HELD ON JUNE 17, 1999


PLEASE TAKE NOTICE that the 1999 Annual Meeting of Shareholders ("Annual Meeting") of Capital Alliance Income Trust Ltd., A Real Estate Investment Trust, a Delaware corporation (the "Trust"), will be held on June 17, 1999 at 11:00 a.m., local time, at 50 California Street, Suite 2020, San Francisco, California 94111, to consider and vote on the following matters:

1. Election of one Class I Director of the Trust (the "Director") to serve until the third annual meeting of the Trust's shareholders following his election and until the election and qualification of his respective successors;

2. Approval of the extension of the Trust's Mangement Agreement with Capital Alliance Advisors, Inc. to December 31, 2000;

3. Approval of the recommendation of the Board of Directors that Novogradac & Company LLP be appointed as independent auditors of the Trust for the year ending December 31, 1999; and

4. Such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

The Trust's Annual Report to Shareholders for the year ended December 31, 1998 accompanies this notice.

Only shareholders of record at the close of business on May 9, 1999, the record date of the Annual Meeting, will be entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof. A majority of the outstanding shares of the Trust entitled to vote must be represented at the Annual Meeting in order to constitute a quorum. Whether or not you plan to be present, please complete, date, sign and return the enclosed proxy card.

You may revoke your proxy at any time before it is voted by filing with the Trust a written revocation or a duly executed proxy bearing a later date. If you are present at the Annual Meeting and vote in person, your proxy will not be used.

We look forward to seeing you at the Annual Meeting.

BY ORDER OF THE TRUST,

Linda St. John, Secretary

San Francisco, California






May 13, 1999

================================================================================
          WHETHEROR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND
            RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE.
================================================================================

                                TABLE OF CONTENTS


INFORMATION CONCERNING SOLICITATION AND VOTING..................................1
         General  ..............................................................1
         Voting Rights and Outstanding Shares...................................1
         Revocability of Proxies................................................2

GENERAL TRUST INFORMATION.......................................................2
         Management.............................................................2
         Board Committees.......................................................2
         Board and Committee Meetings...........................................3
         Executive Officers.....................................................3
         Stock Holdings of Principal Stockholders, Directors and Management.....4
         Compensation of Directors..............................................4
         Executive Compensation.................................................4
         Certain Relationships and Related Transactions.........................4

                                  PROPOSAL ONE
ELECTION OF DIRECTORS...........................................................6
         General  ..............................................................6
         Nominees for Election as Class III Director for Term Expiring in 2002..6
         Directors Continuing In Office.........................................6

                                  PROPOSAL TWO
APPROVAL OF EXTENSION OF TRUST'S MANAGEMENT AGREEMENT...........................7

                                 PROPOSAL THREE
RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT......................7

STOCKHOLDER PROPOSALS AND NOMINATIONS...........................................8

MISCELLANEOUS...................................................................8

           COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934
 ................................................................................8

OTHER BUSINESS..................................................................9

                       Capital Alliance Income Trust Ltd.,
                         A Real Estate Investment Trust,
                             A Delaware Corporation
--------------------------------------------------------------------------------


                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy card (the "Proxy") is being solicited from the stockholders of Capital Alliance Income Trust Ltd., A Real Estate Investment Trust, a Delaware corporation (the "Trust"), on behalf of the Trust's board of directors (the "Board") for use at the Annual Meeting of the Trust's shareholders to be held at the Trust's offices, 50 California Street, Suite 2020, San Francisco, California 94111 at 1:00 p.m., local time, on June 17, 1999, and at any postponements or adjournments thereof (the "Annual Meeting") for the purposes set forth herein. The Trust's principal executive offices are located at 50 California Street, Suite 2020, San Francisco, California 94111.

     The Trust's 1998 Annual Report, including the Trust's 1998 Annual Report on Form 10-K and audited financial statements for calendar year 1998 are being forwarded to each shareholder of record as of May 9, 1999, together with this Proxy Statement.

     The Trust is mailing this Proxy Statement, the accompanying Notice To Shareholders of Annual Meeting and the Proxy on or about May 13, 1999, to all shareholders entitled to notice of, and to vote at, the Annual Meeting.

     The cost of this solicitation of proxies will be borne by the Trust. Solicitations will be made by mail. In addition, the officers and regularly engaged employees of the Trust may, in a limited number of instances, solicit proxies personally or by telephone. The Trust will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of stock.

Voting Rights and Outstanding Shares

     Only shareholders of record at the close of business on April 30, 1999 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, there were issued and outstanding and entitled to vote 1,484,740 shares of the Trust's common stock, par value $.01 per share ("Common Stock") and 641,283 shares of the Trust's Series "A" Preferred Stock, par value $.01 per share ("Series A Preferred Stock") (individually, "Share", and collectively, the "Shares").

     The presence at the Annual Meeting in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Each outstanding Share is entitled to one vote on each matter to be voted upon at the Annual Meeting.

     If there are insufficient Shares present to constitute a quorum or insufficient affirmative votes to approve any matter presented for approval, the Annual Meeting may be postponed or adjourned one or more times to permit for solicitation of proxies. For each matter presented for approval, each stockholder is entitled to one vote for each Share held. Directors are elected by plurality vote. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present will be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of votes cast is required by statute or by the bylaws of the Trust.

         Shares represented by properly executed and returned Proxies, unless revoked, will be voted at the Annual Meeting in accordance with the instructions thereon. If a properly executed and returned Proxy contains no instructions, it will be voted: (i) for the election to the Board of the person specified on the Proxy; (ii) for the extension of the Trust's Management Agreement with Capital Alliance Advisors, Inc. to December 31, 2000; (iii) for ratification of the selection of Novogradac & Company LLP as the independent auditors for the Trust for 1998, and (iv) in the discretion of the proxy holders as to any other matter that properly may come before the Annual Meeting. The Trust's directors do not know of any matter that will be presented for consideration at the Annual Meeting other than the proposals described in this Proxy Statement.

Revocability of Proxies

         Any shareholder giving a Proxy pursuant to this solicitation has the power to revoke that Proxy at any time before the Shares to which it relates are voted either (i) by filing with the Trust, at its principal executive offices, written notice of revocation or a duly executed Proxy bearing a later date, or
(ii) by attending the Annual Meeting, withdrawing the Proxy, and voting in person.

                            GENERAL TRUST INFORMATION

Management

         The Board, which currently consists of the five individuals listed below, directs the management of the Trust's business and affairs. Directors Blomberg and Brooks are Independent Directors (i.e., are not officers, full-time employees or members of the immediate family of officers or full-time employees).

         The Trust's current directors (the "Directors") and executive officers and their respective positions are as follows:

                  Name                                    Position
                  ----                                    --------
Directors:
 Thomas B Swartz.............Chairman of the Board, Chief Executive Officer
                             and Class I Director
 Harvey Blomberg.............Class I Director
 Stanley C. Brooks...........Class II Director
 Dennis R. Konczal...........Class II Director, President and Chief Operating
 Douglas A. Thompson.........Class III Director and Executive Vice-President

                  Name                                    Position
                  ----                                    --------
Officers:
  Thomas B Swartz.............Chairman of the Board and Chief Executive Officer
  Dennis R. Konczal...........President and Chief Operating Officer
  Richard J. Wrensen..........Senior Vice-President and Chief Financial Officer
  Douglas A. Thompson.........Executive Vice-President
  Linda St. John..............Secretary

Board Committees

     As is discussed below, the Board has two standing committees: an Audit Committee and an Executive Committee.

     Executive Committee. The Executive Committee is empowered to exercise any of the Board's powers over the Trust's business affairs (including the declaration of dividends) except those powers specifically reserved to the full Board or to the shareholders. The Executive Committee consists of Messrs. Blomberg, Konczal and Swartz.

     Audit Committee. The Audit Committee makes recommendations concerning the annual appointment of the Trust's public accountants and reviews the arrangements for and the scope of the audit conducted by those accountants. This committee (i) reviews the Trust's accounting functions and operations, (ii) considers the adequacy and effectiveness of the system of accounting controls, including any proposed corrective actions, (iii) reviews and monitors the Trust's policies regarding business ethics and conflicts of interest, (iv) discusses with management and the independent accountants the Trust's draft annual financial statements and key accounting and reporting matters, (v) reviews the Trust's insurance program and makes recommendations to the Board concerning that program, and (vi) reviews the activities and recommendation of the Trust's audit staff. The Trust's independent accountants have unrestricted access to the Audit Committee. The Audit Committee consists of Messrs. Blomberg, Brooks and Konczal.

Board and Committee Meetings

     During 1998, the Board held five meetings and acted by unanimous written consent two times; the Executive Committee held three meetings and the Audit Committee held one meeting (although it will meet prior to the Annual Meeting). Each Director attended all of the 1998 Board meetings, except for Mr. Brooks who attended four meetings.

Executive Officers

     The business experience of each of the Trust's executive officers is set forth below.

     Thomas B. Swartz, age 67, has served as Chairman and Chief Executive Officer of the Trust since its formation in 1995 and of the Trust's predecessors since their formation in 1991 and 1994. As a Class I Director, his term expires in 2000. He also has served as Chairman and Chief Executive Officer of Sierra Capital Funding, LLC (and its predecessors), an affiliated mortgage banking firm since 1994. Mr. Swartz has also served as Chairman and Chief Executive Officer of Capital Alliance Advisors, Inc., the Trust's Manager, since its formation in 1989 and of Sierra Capital Companies which he founded in 1980 and which sponsored and advised six publicly-held equity real estate investment trusts. In 1989-1990 he served as President of the National Association of Real Estate Investment Trusts and as a Member of its Board of Governors from 1983 to 1993. Prior to founding Sierra Capital Companies, Inc. Swartz was a partner in the San Francisco law firm of Bronson, Bronson & McKinnon from 1960 to 1980. He graduated from Yale University in 1954, and from Boalt School of Law of the University of California in 1959 and was an officer in the U.S. Navy from 1954 to 1956.

     Dennis R. Konczal, age 48, has served as President and Chief Operating Officer of the Trust since its formation in 1995 and of the Trust's predecessors since their formation in 1991 and 1994. As a Class II Director his term expires in 1998. Mr, Konczal has also served as Chairman and Chief Operating Officer of Capital Alliance Advisors, Inc., the Trust's Manager, since 1989, of the Sierra

Capital Companies since 1984 and of Sierra Capital Funding, LLC, an affiliated mortgage banking firm since 1994. Prior to joining Sierra Capital Companies, Mi. Konczal was President and Chief Operating Officer of Granada Management Corporation and related companies, an agribusiness concern, from 1981 to 1984. He is a Licensed Principal of the NASD and graduated in 1972 with a B.S. degree in Agricultural Economics from Michigan State University.

     Douglas A. Thompson, age 55, is an Executive Vice-President of the Trust and of its Manager, Capital Alliance Advisors, Inc., since 1995. Before joining Capital Alliance Advisors, Inc., Mr. Thompson founded and was an officer of Blackhawk Financial and The Paradigm Group, mortgage banking and brokerage firms, from 1990 to 1995. He also served as Vice-President of Principal Residential Advisors from 1988 to 1990 and as a Mortgage Specialist for Morgan Stanley & Co. from 1985 to 1988 and for Merrill Lynch Pierce Fenner & Smith from 1982 to 1985. He holds a California Real Estate Brokers License and graduated with a B.S.E. degree from Abeline Christian University in 1967 and a Master's degree from the University of Southern California in 1969.

     Richard J. Wrensen, age 43, became the Senior Vice-President and Chief Financial Officer of the Trust and of its Manager, Capital Alliance Advisors, Inc., in December 1997. He serves in a similar capacity with Sierra Capital Companies and its affiliates. Prior to joining the Manager and the Trust, Mr. Wrensen was Vice-President of Finance with SNK Realty Group, a Japanese merchant builder, during 1997 and from 1987 to 1997 was Vice-President-Finance of Mattison and Shidler, a national real estate investment firm. From 1979 through 1987, Mr. Wrensen held financial positions with several real estate management and development firms. After an accountancy position with Coopers & Lybrand from 1978 to 1979, Mr. Wrensen became a Certified Public Accountant in 1979. He graduated in 1985 from Hass School of Business Administration of the University of California, Berkeley with a Masters of Business Administration and received his B.S. Accountancy degree from the University of Florida in 1978.

     Linda St. John, age 43, has served as Secretary of the Trust since 1995 and as the Secretary and Operations Officer of Capital Alliance Advisors, Inc., the Trust's Manager, since 1995. She has also been the Secretary of Sierra Capital Companies and its affiliates since 1995. Prior to joining the Trust and its Manager in 1995, Ms. St. John was Operations Manager for Gruen, Gruen & Associates from 1994 to 1995 and was MIS Manager for Hannum Associates from 1991 through 1993. She received her A.A. degree in Business Administration from Rochester Business Institute in 1984.

Stock Holdings of Principal Stockholders, Directors and Management

     The following table sets forth certain information regarding beneficial ownership of the Trust's Common and Preferred Shares as of December 31, 1998 by
(1) each person that beneficially owns more than five percent of the Trust's Common Shares, (2) each Director, (3) the Trust's executive officers, and (4) all Directors and executive officers as a group. Unless otherwise indicated in the footnotes to the table, the beneficial owners name have, to the knowledge of the Trust, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                     Number of Shares             Percentage of Shares
                                                     Beneficially Owned           Beneficially Owned
                                                     ------------------           ------------------

Name of Beneficial Owner                             Common      Preferred        Common      Preferred
------------------------                             ------      ---------        ------      ---------

Thomas B. Swartz (1)(2).................................1,086       3,004             0*           0*
Dennis R. Konczal (1)(2)....................................0           0             0            0
Douglas A. Thompson (1)(2)..................................0           0             0            0
Stanley C. Brooks...........................................0           0             0            0
Harvey Blomberg.............................................0           0             0            0
Richard J. Wrensen..........................................0         718             0            0*
Linda St. John..............................................0           0             0            0
All directors and executive officers as a
    group (7 persons).......................................0           0             0            0
Thomas Morford..............................................0      50,000             0         7.7%

(*)  Less than 1%
(1)  Also is a member of the Executive Committee.
(2) Capital Alliance Advisors, Inc., the Trust's Manager, owns 6,437 shares of Preferred Stock. Messrs. Swartz, Konczal and Thompson are officers and directors of the Manager and collectively own a majority of the outstanding shares of the Manager.

Compensation of Directors

         Each Independent Director receives an annual retainer of $5,000, a $500 fee for each Board and Committee meeting attended in person and $300 for each Board or committee meeting held telephonically together with reimbursement of expenses incurred in attending those meetings. During 1998 Messrs. Brooks and Blomberg each received $5,000 as a Director's fee and Mr. Blomberg received $1,900 in committee and meeting fees and Mr. Brooks received $1,400. Directors who are affiliates of the Manager do not receive board or committee meeting fees but do receive the reimbursement of expenses incurred in attending those meetings.

Executive Compensation

         The Trust has no employees.  All officers of the Trust are employees of
Capital  Alliance   Advisors,   Inc.,  the  Trust's  Manager,   and  receive  no
compensation directly from the Trust.

Certain Relationships and Related Transactions

Arrangements and Transactions with Capital Alliance Advisors, Inc. ("CAAI").

         CAAI is the Manager of the Trust and provides (a) management and advisory services to the Trust in accordance with the Management Agreement and
(b) mortgage origination and loan servicing services to the Trust in accordance with the Mortgage Origination and Servicing Agreement. As previously described, the Trust will utilize the mortgage banking experience, management expertise and resources of CAAI in conducting its Mortgage Investment and its Mortgage Conduit Business. In addition, a majority of the Directors and the officers of the Trust also serve as Directors and/or officers of CAAI. The amount paid by the Trust to CAAI under such agreements for the year ended December 31, 1998 was $275,348.

         CAAI owns all of the voting common stock and a 1 % economic interest in Capital Alliance Funding Corporation ("CAFC"), the Trust's Mortgage Conduit Subsidiary. The Trust owns all of the non-voting preferred stock representing 99% of the economic interest in CAFC. CAAI has the power to elect all of the directors of CAFC and the ability to control the outcome of all matters for which the consent of the holders of the common stock of such subsidiary is required. CAAI and/or the officers and directors of CAFC who may be officers and directors of the Trust, are separately compensated for their management services to the subsidiary and will provide origination, financing and administrative services to the subsidiary through separate agreements and an intercompany allocation of the cost of such services. The amount paid to CAAI by CAFC under such agreements for the year ended December 31, 1998 was $275,348 for mortgage origination services. The Trustees, the Manager and their affiliates have fiduciary duties and obligations which will require them to resolve any conflicts of interest by exercising the utmost good faith and integrity. Additionally, the Bylaws provide that the Manager must upon request by the Directors disclose any investments which are within the purview of the Trust's investment policies.

         CAAI through its affiliation with Sierra Capital Companies and its affiliates, also has interests that may conflict with those of the Trust in fulfilling duties. In addition, Messrs. Swartz, Thompson and Konczal, officers and directors of CAAI are also officers and directors of the Trust. The officers and directors of CAAI are also involved in other businesses which may generate profits or other compensation. The Trust will not share in such compensation.

         It is the intention of the Trust and CAAI that any agreements and transactions, taken as a whole, between the Trust, on the one hand, and CAAI or its affiliates, on the other hand, are fair to both parties. However, there can be no assurance that each of such agreements or transactions will be on terms at least as favorable to the Trust as could have been obtained from unaffiliated third parties.

Investment in Related Mortgage Banking Firms.
---------------------------------------------

         The Trust, as a result of strategic investments totaling $200,000 by its predecessors holds 20,000 Class "B" Preferred Shares of Sierra Capital
Acceptance, a division of Sierra Capital Funding, LLC, a Delaware limited liability company ("SCF/LLC"). SCF/LLC in 1997 merged with Sierra Capital Acceptance, a Delaware business trust ("SCA"), in which the predecessors originally invested. SCA is a wholesale mortgage banking firm specializing in A-, B/C credit-rated non-conforming residential mortgages. The SCF/LLC-SCA investment held by the Trust has a 15% distribution preference and a liquidation preference. SCA by contract provides mortgage loan services to the Manager for the benefit of the Trust. Messrs. Swartz and Konczal are principals, directors and officers of the SCA division of SCF/LLC as well as of the Trust and its Manager. SCSI Corporation, which is controlled by Messrs. Swartz and Konczal, is the Managing Member of SCF/LLC and has invested $113,000 in the common shares of SCA.

         The Trust has also committed a strategic investment totaling $300,000 ($225,000 of which has been made) of subordinated debt in Equity 1-2-3, a second division of Sierra Capital Funding, LLC, a Delaware limited liability company, located in Laguna Hills, California. Equity 1-2-3 is a retail mortgage banking firm specializing in A- to B/C credit-rated residential home equity mortgage loans. The Trust's investment has a 15% distribution preference and a liquidation preference. Equity 1-2-3 utilizes direct-mail advertising, the Internet and telemarketing for origination of mortgage loans. Messrs. Swartz and Konczal are principals, directors and officers of Equity 1-2-3, as well as of the Trust and the Manager. SCSI Corporation, which is controlled by Messrs. Swartz and Konczal, is the Managing Member of SCF/LLC and has committed a $100,000 investment in the common shares of Equity 1-2-3, $75,000 of which has been made.

Sale and Purchase of Loans.
---------------------------

         To provide a source of mortgage loans for the Trusts Mortgage Investment Business, CAFC, the Mortgage Conduit Subsidiary, offers to the Trust for purchase all non-conforming mortgage loans and Home Equity Loans meeting the Trust's investment criteria and policies. Commitments to acquire loans will obligate the Trust to purchase such loans from the Mortgage Conduit Subsidiary upon the closing and funding of the loans, pursuant to the terms and conditions specified in the commitment. The Trust accounts for the purchase of loans from CAFC on a fair market value basis. When the Trust computes the equity and earnings or loss of the Mortgage Conduit Subsidiary, it will eliminate any intercompany profit. The Trust acquired nine mortgage loans totaling $1,252,250 from CAFC for the partial year ended December 31, 1998.

Warehouse Financing Facilities.
-------------------------------

         The Trust provides warehouse financing facilities to its strategic partners and loan correspondents as well as to CAFC, its non-qualified subsidiary. At December 31, 1998 it had $820,100 outstanding to SCA, $1,472,563 outstanding to Equity 1-2-3, and $2,414,435 outstanding to CAFC.

Performance Graph.
------------------

         On October 1, 1998, trading in shares of the Trust's Common Stock began on the American Stock Exchange. The following graph and table compare the cumulative total shareholder returns on the Common Stock for the period from October 1, 1998 through December 31, 1998, with the cumulative total stockholder return for the same period under the Standard & Poor's 500 Stock Index and the NAREIT Mortgage Total Return Index maintained by the National Association of Real Estate Investment Trusts, Inc. Total return values for the Common Stock for those two indexes represent cumulative total returns assuming (i) the investment of $100 in the Trust's Common Stock and in the securities covered by those indexes on October 1, 1998 and (ii) the reinvestment of dividends. Trust dividends paid in January 1999 for the fourth quarter of 1998 are not included in the calculations. The stockholder returns on the Trust's Common Stock shown in the following graph and table are not necessarily indicative of future performance.

                                9/30/98           10/31/98          11/30/98           12/31/98
                                -------           --------          --------           --------
            CAA                 $100.00             $64.06            $71.10             $62.50

          S&P 500               $100.00            $107.90           $114.53            $121.17

          NAREIT                $100.00             $85.70            $94.49             $81.96
      (Mortgage REIT)

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

General

     The Bylaws of the Trust provide for a variable Board of Directors with a range between three and seven members. Board of Directors consists of five members. The Directors are divided into three classes. Each class of Directors consists of two Directors (except Class III which consists of one Director), with each class serving for a staggered three-year term. The Class I Directors are Messrs. Swartz and Blomberg (who were reelected in 1997 for a three-year term); the Class II Directors are Messrs. Brooks and Konczal, (who were reelected in 1998 for a three-year term), and the Class III Director is Mr. Thompson (whose term expires in 1999 and who is nominated for reelection at this Annual Meeting for a three-year term). Each director is elected to serve until the next annual meeting of shareholders at which his Class stands for reelection, and until their successors are elected and qualified. Each of the nominees for Class III, if elected, will serve for a term expiring at the 2002 annual meeting of stockholders and until his successor is elected and qualified. The Board currently has two Independent Directors, Messrs. Brooks and Blomberg. The Board has nominated the individual named below to serve as a Class I member of the Board. Mr. Thompson does not qualify as an Unaffiliated Director.

     The Trust's Bylaws provide a procedure for shareholder nomination of persons for election to the Board of Directors. Please see "Shareholder Proposals and Nominations".

     The nominee listed below currently is a Director whose present term expires at the Annual Meeting. The nominee has agreed to serve if elected, and management has no reason to believe that the nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote Proxies received by them in favor of the election of the nominee named below. However, if the nominee becomes unavailable for election for any reason, the Shares represented by those Proxies will be voted for any substitute nominee designated by the Directors. Assuming that a quorum is present, a plurality of all the votes cast at the Annual Meeting will be sufficient to elect a nominee as a Director. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be counted in determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED BELOW, AND, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

     The following table presents information concerning the person nominated for election as the Class III Director of the Corporation and for those directors whose terms will continue after the meeting:

Nominee for Election as Class III Director for Term Expiring in 2002

     Douglas A. Thompson. Biographical information for Mr. Thompson is set forth in the section of this Proxy Statement entitled "General Trust Information:
Executive Officers."

Directors Continuing In Office

     Harvey Blomberg, age 57; Class I Director since 1996; current term expires 2000; Founder and principal Real Estate (real estate management company) (1988 to date); Regional Director, Connecticut Small Business Development Center (1996 to date); Partner and Chief Financial Officer, Bay Purveyors, Inc. (1976 to
1995); General Manager, Deerfield Communications (1987 to 1990); Consultant to numerous companies (financial restructuring, refinancing and marketing) (1989 to date). Renessler Polytechnic Institute, M.S. Management, 1995; Hofstra University, M.B.A. 1985; B.S. Engineering, 1966.

     Stanley C. Brooks, age 49; Class II Director since 1996; current term expires 1998; President and Chairman, Brookstreet Securities Corporation (1990 to date); Executive Vice-President, Toluca Pacific Securities Corporation (1987 to 1989); Senior Vice-President First Affiliated Securities (1983 to 1986); Senior Vice-President, Private Ledger Financial Services (1976 to 1983); Member, National Futures Association (1991 to date); Member, Securities Industry Association (1995 to date); Member, Regional Investment Bankers Association (1990 to date); Licensed Principal, NASD (1970 to date); California State Polytechnic Institute, B.S. Business Administration 1970. Mr. Brooks was elected to the Board of Directors pursuant to the Underwriting Agreement between the Trust and Brookstreet Securities Corporation as the Managing Broker-Dealer of the Trust's public offering of its Common Stock.

     Dennis R. Konczal. Biographical information for Mr. Konczal is set forth in the section of this Proxy Statement entitled "General Trust Information:
Executive Officers."

     Thomas B. Swartz. Biographical information for Mr. Swartz is set forth in the section of this Proxy Statement entitled "General Trust Information:
Executive Officers."

                                  PROPOSAL TWO
              APPROVAL OF EXTENSION OF TRUST'S MANAGEMENT AGREEMENT

     Capital Alliance Advisors, Inc. has managed the Trust (and its Predecessors) since their inception in 1991. Its Management Agreement with the Trust and the Bylaws of the Trust require that the Management Agreement with the Trust may be renewed bi-annually. The agreement also provides that in the absence of a notice of non-renewal, the term of the agreement is automatically renewed for an additional two (2) years, subject to approval by a majority of the Trust's shareholders.

     Your Board of Directors has renewed the term of the Management Agreement for an additional two (2) years (to December 31, 2000) and has recommended that the Shareholders of the Trust approve that extension.

     Assuming that a quorum is present, the affirmative vote of all of the votes cast at theAnnual Meeting is necessary for approval of the extension of the Mangement Agreement until December 31, 2000. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be counted in determining the presence of a quorum.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FOR THIS PROPOSAL, AND, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

                                 PROPOSAL THREE
           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT

     Novogradac & Company LLP has provided independent public accounting services to the Trust since its inception in 1996 and to its predecessors since 1991. The Board has recommended to the shareholders that they ratify the selection of Novogradac & Company LLP to examine the Trust's financial statements for the year ending December 31, 1999. If the shareholders do not ratify the selection of Novogradac & Company LLP as the Trust's independent public accountant, or if circumstances arise that make the continuation of Novogradac & Company LLP as the Trust's independent public accountant impossible or inappropriate for the year ending December 31, 1999, that selection will be reconsidered by the Audit Committee and the Board. A representative of Novogradac & Company LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

     Assuming that a quorum is present, the affirmative vote of a majority of all the votes cast at the Annual Meeting is necessary for approval of the ratification of the selection of Novogradac & Company LLP as the Trust's independent auditors for the fiscal year ending December 31, 1999. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be counted in determining the presence of a quorum.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FOR THIS PROPOSAL, AND, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

     The Bylaws of the Trust provide a procedure for shareholder proposals and shareholder nominations of persons for election to the Board of Directors. That Procedure provides that any shareholder intending to present a proposal or nomination for election of one or more Directors at the Annual Meeting must deliver a written notice to the Trust's Secretary at the Trust's principal executive offices not less than sixty days nor more than ninety days before the first anniversary of the preceding year's annual meeting, provided that if the date of the annual meeting is advanced more than thirty days or delayed more than sixty days from that anniversary date, that notice must be so delivered not earlier than the ninetieth day before that meeting and not later than the close of business on the later of (i) the sixtieth day before that meeting or (ii) the tenth day following the day on which public announcement of that meeting's date is first made.

     Any such notice from a shareholder  to the Trust's  Secretary  must contain
(i) the name and address of that shareholder as they appear on the Stock's books (and, if the nomination or proposal in question is made on behalf of a beneficial owner of Shares, the name and address of that beneficial owner) and (ii) the number of shares of each class of the Trust's stock held by that shareholder (and, if appropriate, that beneficial owner). If the shareholder's notice to the Trust's Secretary proposes to nominate one or more individuals for election or reelection as Director, that notice must also include for each such individual all information relating to that person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including that individual ' s written consent to being named in the proxy statement as a nominee and to serve as a director if elected). If the shareholder's notice to the Secretary proposes to bring other business before the meeting, that notice must include a brief description of (i) that business,
(ii) the reasons for conducting that business at the meeting, and (iii) any material interest in that business held by that shareholder (and by the beneficial owner, if any, on whose behalf the proposal is made). If a shareholder proposal or nomination is not made in accordance with the procedure set forth above, the Chairman of the Annual Meeting shall, if the facts warrant,
(i) determine and declare at the Annual Meeting that the proposed business or nomination was not properly brought before the Annual Meeting in accordance with the procedures set forth in the Bylaws and (ii) direct that the business not be transacted or that the defective nomination be disregarded.

     Any stockholder desiring management to consider a proposal for inclusion in the Trust's proxy statement relating to the annual meeting of shareholders to be held in 2000 must submit the proposal by certified mail, return receipt requested, to the attention of the Trust's Secretary at the Trust's principal executive office by December 15, 1999.

                                  MISCELLANEOUS

     The proxy statement and the accompanying Proxy are being solicited by the order of the Directors, and all costs related to this solicitation will be borne by the Trust. Proxies may be solicited by mail, telephone, or telegram or in person. The Trust will request banks, brokerage houses, and other institutions, nominees, or fiduciaries that hold Shares in their names to forward the solicitation materials to the beneficial owners thereof, and the Trust will reimburse those persons for their reasonable expenses in so forwarding these materials. Directors, Trust officers, and regular Trust employees, may, without additional compensation, solicit Proxies by telephone or telegram or in person.

           COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

     Section 16(a)of the Securities Act of 1934 requires the Trust's Directors and executive officers, and persons who own more than ten percent of a registered class of the Trust's securities to file with the Coriunission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Trust. Officers, Directors and greater than ten percent stockholders (of which there are none) are required by the Conitnission's regulations to furnish the Trust with copies of all Section 16(a) forms they file.

     To the Trust's knowledge, during the fiscal year which ended December 31, 1998, all Section 16(a) filing requirements applicable to its Officers and Directors were satisfied by such persons.

                                 OTHER BUSINESS

     At this date, management knows of no other matters proposed to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting for shareholder action, the named proxies will vote the Shares represented by the Proxies in accordance with their best judgment.

BY ORDER OF THE DIRECTORS,
Linda St. John, Secretary
San Francisco, California

May 13, 1999

                                        Capital Alliance Income Trust Ltd.,
                                          A Real Estate Investment Trust
--------------------------------------------------------------------------------
      50 California Street, Suite 2020 - San Francisco, California 94111 -
                     Tel: 415/288-9575 - Fax: 415/288-9590


                    THIS PROXY IS SOLICITED ON BEHALF OF THE
            BOARD OF DIRECTORS OF CAPITAL ALLIANCE INCOME TRUST LTD.

                            PROXY FOR ANNUAL MEETING
                                  JUNE 17, 1999

The undersigned, as record owner of the securities of Capital Alliance Income Trust Ltd., A Real Estate Investment Trust, a Delaware corporation
("Corporation"), described below, hereby revokes any previous proxies and appoints Thomas B. Swartz and Dennis R. Konczal, with power of substitution and revocation and for and in the name of the undersigned, to vote and otherwise represent all of the shares of the undersigned at the meeting and any adjournment thereof, with the same effect as if the undersigned were present and voting the shares. The shares represented by this proxy shall be voted in the following manner:

1. For the election of the following person as Director of the Corporation to serve until the third annual meeting of shareholders following his election and until his respective successor shall be elected and qualify:

                  |_|      FOR                  Douglas A. Thompson

(Instructions to shareholder: If authority to vote for director is being withheld, strike-out the above clause (1) in its entirety and write "Authority Withheld" in the margin. If authority to vote for a director is being withheld, strike-out the name of the director as to which authority is withheld.)

2. |_| FOR |_| AGAINST |_| ABSTAIN - approval of the extension of the Trust's Management Agreement with Capital Alliance Advisors, Inc. by the Board of Directors to December 31, 2000.

3. |_| FOR |_| AGAINST |_| ABSTAIN - approval of recommendation of the Board of Directors that Novogradac & Company LLP be appointed independent auditors of the Corporation for the year ended December 31, 1999; and

4. Other business that may properly come before the Annual Meeting or any postponements or adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 LISTED ABOVE AND, UNLESS ITEM 4 IS LINED OUT, AS THE PROXY DEEMS ADVISABLE, ON ANY OTHER PROPER BUSINESS IN PROPOSAL 4 THAT MAY COME BEFORE THE MEETING.

Dated:  ___________________, 1999.

                        _______________________________________________________
                       (SIGN EXACTLY AS NAME APPEARS ON YOUR ACCOUNT STATEMENT.)

Shareholder of Record:                       No. of Class "A" Preferred Shares:

_____________________________________        _________________________________

                                             No. of Common Shares:

                                             _________________________________